Investor Presentation

OTCQB: BMTM

Leveraging technology, data and insights to power customers' creative and media strategies.

July 2023

Forward Looking Statements

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes," and similar words.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations of our ability to successfully integrate acquisitions, and the realization of any expected benefits from such acquisitions.

You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in Bright Mountain Media, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the Securities and Exchange Commission ("SEC") on March 28, 2023 and our other filings with the SEC.

Bright Mountain Media, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.



BRIGHT MOUNTAIN MEDIA

Corporate Overview

Bright Mountain Media unites technology, creative, media, and advertising, fused together with data-driven insights.

Who we are today

Diverse portfolio of companies brings a full range of marketing services under one roof, powering our customers' success

Big Village Acquisition

Acquired Big Village in April 2023

- Adds ~$50 million of annualized revenue
- Accretive to Adjusted EBITDA
- Combines Big Village's proprietary insights and award-winning creative and media divisions with BMTM's existing premium publishing and ad technology
- Maximizes value to clients by delivering a full spectrum of advertising, marketing, and media services
- Adds more than 100+ partnerships with brands around the world
- 200+ employees

Future Investments

Making investments in ad technology and publishing, creating diversified access to the highest growth segments of the digital ad market

Our Portfolio

Meet Bright Mountain Media

Big Village Insights

- Consumer Data
- Market Research
- Segmentation
- First-Party Data
- Brand Measurement

Big Village Agency

- Creative Platform
- Media Platform
- Strategy
- Production
- Execution

Wild Sky Media

- O&O Properties
- High Value Audiences
- Content
- Community
- Engagement

BrightStream

- Demand Side Tech
- Supply Side Tech
- Targeting
- Monetization
- Optimization



Big Village Insights
Wild Sky Media
BRIGHT MOUNTAIN MEDIA
Big Village Agency
BrightStream

Wild Sky Media

Exclusive digital advertising technology providing impact and savings to advertisers and content platforms.

Leveraging ‘Zero-party’ Data

Mom Index™

- Real-time pulse on mom’s perspective
- Analytics influence content creation
- Measuring brand love


cafemom.com
'Gentle Parenting' Might Actually Change the World — Really
mom.com
Forget Being Smart, I'm
WSM
Todas recordamos la primera palabra de nuestro bebé — ¡y muchas veces no fue la que esperábamos!
12 Shows About Parenthood And Families That Are Must-Sees

100M
Total Monthly Reach

85M
Social Followers

20M
Monthly Unique Visitors

Paramount+ amazon OXI CLEAN CHASE Wendy's abc VISIT FLORIDA
little tikes ATHLETA target L'ORÉAL DYNAVAX

BRIGHT MOUNTAIN MEDIA

Bright Stream Technology Platform

A 'CTV-first' solution specializing in connecting advertisers to highly qualified publishers and their engaged audiences

For Advertisers

- Operational Efficiencies
- Quality Supply (New Customers)
- Full Transparency

For Publishers

- Increased Monetization
- Premium Demand

Big Village: Insights

Full service, accredited market research firm

What We Deliver:

- Quant & Qual Research
- Brand Tracking
- Digital Hives & CARAVAN Omnibus
- Big Village Audiences
- Data Strategy & Management
- Accelerated Intelligence
- Measurement Outcomes

Big Village: Agency & Media

Thoughtful solutions to data-driven media problems.
Creatives in love with our craft.

What We Deliver:

Agency

- Brand Strategy
- Brand Digital
- Social Strategy
- Creative Development
- Content Studio
- Video Edit & Graphics
- Tiered Production

Media

- Comms Strategy
- Media Planning & Buying
- Data Strategy & Modeling
- Conversion Rate Optimization
- SEM / SEO
- Measurement & Analytics

Cassandra

The authority on Gen Alpha & Gen Z

What We Deliver:

- Cassandra Collective Always-On Community
- Real Time Access to Insights
- Macro Trends
- Current Opinions
- Custom Research
- Monthly Deep Dives
- Weekly Podcasts
- Daily Newsletter

CASSANDRA by BIG VILLAGE

Digitas Google SONY Disney Spotify

Combined Entity

With the addition of Insights, Bright Mountain is able to identify additional opportunities to monetize client relationships

- Infusing data-driven consumer insights into Bright Mountain's portfolio of publishing and ad-tech allows for additional referrals across verticals
- Internal referrals create a flywheel effect
- Adds capabilities to re-monetize existing customers and products, as well as opportunities to expand customer base


BiG ViLLAGE
Publishing
WSM
Technology
Insights
BRIGHT STREAM

Market Opportunity

Market Opportunity – Digital Advertising

- The global digital advertising market in 2023 is valued at $626.9 billion – 67.4% of overall media add spend
- Digital advertising spend is forecast to grow at a 10% CAGR from 2022 - 2026
- Marketers continue to chase consumers who are spending more time on online media and shopping



Digital Ad Spending Worldwide
$ Billions and % of total media ad spending
$900.00
$850.00
$800.00
$750.00
$700.00
$650.00
$600.00
$550.00
$500.00
74.0%
72.0%
70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
2021
2022
2023
2024
2025
2026
$522.5
$567.5
$626.9
$696.0
$766.0
$835.8
63.1%
65.2%
67.4%
69.2%
71.1%
72.5%
Digital Ad Spend
% of total media ad spending

Source: eMarketer

Market Opportunity – Research & Insights

Market research is an $80 billion global industry

Cloud services = $70 Bn

Global Coffee Market = $70 Bn



$4.0
$3.3
$12.1
$18.2
$47.1
US
Europe
Asia-Pac
AMEA
Rest of Americas

Risk Consultancy = $70 Bn

Digital Music = $15 Bn

BRIGHT MOUNTAIN MEDIA

Investment Highlights

- Acquisition of Big Village **~$50 million** of annualized revenue
  - Expected to be accretive to Adjusted EBITDA
  - 2023 revenue expectation = >3x 2022 revenue
  - **Shares trading at <0.2x projected 2023 revenue**
- **Data driven** synergy opportunities across portfolio
- Regulatory environment is placing **more emphasis on individuals' privacy**
  - Data is at the forefront of providing **valuable consumer insight**
- Fragmented market with ability to **roll up additional assets**
- Management with deep industry experience



BRIGHT MOUNTAIN MEDIA

Five Year Revenue Growth Analysis


Revenue in Millions
>$43.0
$19.6
$15.8
$12.9
$7.0
$1.7
2018 (A)
2019 (A)
2020 (A)
2021 (A)
2022 (A)
2023 (F)

5 year CAGR – 91%

A = Actual; F = Forecast

Select Financial Information

$ in 000s

	Bright Mountain Media		Combined Entity Pro forma
	12/31/21	12/31/22	03/31/23
Cash and Equivalents	$781	$316	$5,911
Current Assets	$5,257	$4,501	$20,711
Total Assets	**$31,564**	**$29,200**	**$72,810**
Current Liabilities	$23,070	$4,860	$42,041
Note Payable	$15,164	$25,101	$47,930
Total Liabilities & Shareholder's Equity	**$31,564**	**$29,200**	**$72,810**

BRIGHT MOUNTAIN MEDIA

Contact Us

Bright Mountain Media, Inc.

6400 Congress Avenue, Suite 2050
Boca Raton, FL 33487

www.brightmountainmedia.com

Investor Relations

Brian M. Prenoveau, CFA
MZ North America

BMTM@mzgroup.us

OTCQB: BMTM